                                                                      EXHIBIT 14


                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that D. A. Nield whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000


                              /s/ D. A. Nield
                              ------------------------------
                              D. A. Nield

                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that Ronald E. Beettam whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000


                              /s/ Ronald E. Beettam
                              ------------------------------
                              Ronald E. Beettam

                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that Christopher T. Greene whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000



                              /s/ Christopher T. Greene
                              ------------------------------
                              Christopher T. Greene

                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that Alfred F. Kelly whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000



                              /s/ Alfred F. Kelly
                              ------------------------------
                              Alfred F. Kelly

                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that D. A. Loney whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000


                              /s/ D. A. Loney
                              ------------------------------
                              D. A. Loney

                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that Paul R. McCadam whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000



                              /s/ Paul R. McCadam
                              ------------------------------
                              Paul R. McCadam

                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that William B. Morris whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000



                              /s/ William B. Morris
                              ------------------------------
                              William B. Morris

                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that H. Van Benschoten whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000


                              /s/ H. Van Benschoten
                              ------------------------------
                              H. Van Benschoten

                               Power of Attorney

                  With Respect to the Canada Life of New York
                           Variable Annuity Account 1

Know all men by these presents that Alan R. Wentzel whose signature appears below, constitutes and appoints Ronald E. Beettam and Kenneth Ledwos and each of them, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any reports and amendments thereto for the Form N-4 for the Canada Life of New York Variable Annuity Account 1 and to file the same, with exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Date: March 9, 2000


                              /s/ Alan R. Wentzel
                              ------------------------------
                              Alan R. Wentzel